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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 24, 2003


                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-50268                                           11-3636084
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


7 Bulfinch Place, Boston, Massachusetts                                 02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure

         On November 24, 2003, your partnership obtained a $208,473,427 loan from Fleet National Bank which bears interest at the election of your partnership at a rate equal to either (i) the LIBOR Rate (as defined) plus 450 basis points and (ii) the prime rate then charged by Fleet National Bank plus 250 basis points. The loan was obtained to replace the existing loan from Fleet National Bank and effectively reduced the interest rate on such borrowings from a minimum of 8.5% to floating rate which is presently 5.7% and that will in no event exceed 9.5% (after giving effect to the interest rate protection agreement entered into by your partnership). The loan is scheduled to mature on November 24, 2006, subject to two one-year extensions. The loan requires monthly payments of interest only. In addition, mandatory prepayments of principal are required from proceeds of property sales and refinancings and other asset sales, as well as up to $1,250,000 per quarter to the extent that T-Two Partners, L.P. does not make the required principal payments on the T-Two Loan (as defined below). Your partnership can prepay the loan in whole or in part at any time together with a premium of 1% if such prepayment occurs on or before November 24, 2004, 1/2% if such prepayment occurs between November 25, 2004 and November 24, 2005 and thereafter with no premium. The loan is secured by substantially all of the assets of your partnership and contains customary financial and other covenants consistent with the prior loan.

         In connection with the loan, T-Two Partners, L.P. ("T-Two Partners"), an affiliate of your partnership also obtained a loan from Fleet National Bank in the principal amount of $316,526,573 (the "T-Two Loan"). The interest rate, maturity date and principal terms of the T-Two Loan are the same as your partnership's loan. In consideration for the T-Two Partners providing a credit line to your partnership, which credit line bears interest at LIBOR plus 450 basis points, and for modifying the existing Put/Call Agreement (see below) pursuant to which the partners of T-Two Partners could have put their interests in T-Two Partners to your partnership in exchange for limited partnership interests in your partnership, your partnership agreed to guarantee the obligations of T-Two Partners under the T-Two Loan.

         In connection with the loan, your partnership, T-Two Partners, and the general and limited partner of T-Two Partners entered into an Omnibus Agreement; Put-Call Option Agreement Amendment; Loan Commitment and Agreement to Guaranty (the "Call Agreement") pursuant to which, among other things, the parties terminated the existing put/call rights with respect to your partnership's ability to acquire, or the partners of T-Two Partners to put to your partnership, a 100% ownership interest in T-Two Partners in exchange for units in your partnership. In exchange, your partnership was granted the option to acquire either (i) a 100% ownership interest in T-Two Partners from the partners of T-Two Partners or (ii) the ownership interests of T-Two Partners in the grantor trust (the "T-Two Assets") at any time between November 24, 2006 and November 24, 2009 for a cash purchase price equal to $316,526,572.73 (the "Initial Amount"); plus the sum of all expenses incurred by T-Two Partners in connection with the T-Two Loan or any refinancing thereof, including any expenses associated with modifying the grantor trust agreement, plus interest thereon at a rate equal to LIBOR plus 450 basis points (the "Applicable Rate"); less the principal amortization from the date hereof to (but not including) the closing date of the acquisition of the T-Two Interests on a hypothetical loan made on the date hereof subject to the following terms: (1) original principal amount equal to the Initial Amount; (2) interest at the Applicable Rate; and (3) payments made thereon equal to all actual interest and principal payments made on account of the Contract Receivables, including, without limitation, regular payments, prepayments and casualty payments, other than the Contract Receivable made by Newkirk Sablemart L.P. assuming in the case of each such payment that the payment is applied first to current interest (at the Applicable Rate) on the hypothetical loan balance and then to principal amortization.

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         Also pursuant to the Call Agreement, T-Two Partners agreed to provide to your partnership a revolving credit line which loan shall bear interest at the Applicable Rate.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit No.                         Description
-----------                         -----------

10.1 Master Loan Agreement, dated November 24, 2003, among The Newkirk Master Limited Partnership, T-Two Partners, L.P., and Fleet National Bank and the lenders party thereto.

10.2 Master Promissory Note, dated as of November 24, 2003, by The Newkirk Master Limited Partnership in favor of Fleet National Bank.

10.3 Security Agreement, dated as of November 24, 2003, between The Newkirk Master Limited Partnership and Fleet National Bank.

10.4 Ownership Interest Pledge and Security Agreement, dated as of November 24, 2003, from The Newkirk Master Limited Partnership, Newkirk GP Holding LLC and General Partners of certain Limited Partnerships to Fleet National Bank.

10.5 Ownership Interest Pledge and Security Agreement (GMAC Partnerships), dated as of November 24, 2003, from The Newkirk Master Limited Partnership to Fleet National Bank.

10.6 Ownership Interest Pledge and Security Agreement (Subsidiaries), dated as of November 24, 2003, from The Newkirk Master Limited Partnership to Fleet National Bank.

10.7 Ownership Interest Pledge and Security Agreement (Finco and Capital), dated as of November 24, 2003, from The Newkirk Master Limited Partnership to Fleet National Bank.

10.8 Amended and Restated Indemnity Agreement, dated as of November 24, 2003, among Newkirk NL Holdings, LLC, Newkirk MLP Corp., Vornado Realty, L.P., Vornado Newkirk, LLC, VNK L.L.C., Apollo Real Estate Investment Fund III, L.P., The Newkirk Master Limited Partnership and Fleet National Bank.

10.9     Guaranty from The Newkirk Master Limited Partnership to Fleet National
         Bank.

10.10 Omnibus Agreement; Put-Call Option Agreement Amendment; Loan Commitment and Agreement to Guaranty dated as of November 24, 2003, among The Newkirk Master Limited Partnership, NK-CR Holdings LLC, Holdings Subsidiary LLC, and T-Two Partners, L.P.

10.11 Revolving Credit Agreement, dated as of November 24, 2003, between T-Two Partners, L.P. and The Newkirk Limited Partnership.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 25th day of November, 2003.

                                    THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                    By: MLP GP LLC
                                        General Partner

                                        By:  Newkirk MLP Corp.
                                             Manager

                                             By: /s/ Peter Braverman
                                                 ------------------------------
                                                 Peter Braverman
                                                 Executive Vice President

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                                  EXHIBIT INDEX

Exhibit No.         Description                                                  Page
-----------         -----------                                                  ----
10.1     Master Loan Agreement, dated November 24, 2003, among The Newkirk        *
         Master Limited Partnership, T-Two Partners, L.P., and Fleet National
         Bank and the lenders party thereto.

10.2     Master Promissory Note, dated as of November 24, 2003, by The Newkirk    *
         Master Limited Partnership in favor of Fleet National Bank.

10.3     Security Agreement, dated as of November 24, 2003, between The Newkirk   *
         Master Limited Partnership and Fleet National Bank.

10.4     Ownership Interest Pledge and Security Agreement, dated as of November   *
         24, 2003, from The Newkirk Master Limited Partnership, Newkirk GP
         Holding LLC and General Partners of certain Limited Partnerships to
         Fleet National Bank.

10.5     Ownership Interest Pledge and Security Agreement (GMAC Partnerships),    *
         dated as of * November 24, 2003, from The Newkirk Master Limited
         Partnership to Fleet National Bank.

10.6     Ownership Interest Pledge and Security Agreement (Subsidiaries), dated   *
         as of November 24, 2003, from The Newkirk Master Limited Partnership to
         Fleet National Bank.

10.7     Ownership Interest Pledge and Security Agreement (Finco and Capital),    *
         dated as of * November 24, 2003, from The Newkirk Master Limited
         Partnership to Fleet National Bank.

10.8     Amended and Restated Indemnity Agreement, dated as of November 24,       *
         2003, among Newkirk NL Holdings, LLC, Newkirk MLP Corp., Vornado
         Realty, L.P., Vornado Newkirk, LLC, VNK Corp., Apollo Real Estate Fund
         III, L.P., The Newkirk Master Limited Partnership and Fleet National
         Bank.

10.9     Guaranty from The Newkirk Master Limited Partnership to Fleet National   *
         Bank

10.10    Omnibus Agreement; Put-Call Option Agreement Amendment; Loan Commitment  *
         and Agreement to Guaranty dated as of November 24, 2003, among The
         Newkirk Master Limited Partnership, NK-CR Holdings LLC, Holdings
         Subsidiary LLC, and T-Two Partners, L.P.

10.11    Revolving Credit Agreement, dated as of November 24, 2003, between       *
         T-Two Partners, L.P. and The Newkirk Limited Partnership


*  Annexed hereto